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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

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                                F O R M 8-K

                               CURRENT REPORT

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   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): June 18, 1998
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                           ARCO CHEMICAL COMPANY
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           (Exact name of registrant as specified in its charter)

                                  Delaware
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               (State or other jurisdiction of incorporation)



        1-9678                                                51-0104393
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  (Commission File Number)                                 (IRS Employer
                                                           Idenification No.)

  3801 West  Chester Pike, Newtown Square, Pennsylvania    19073-2387
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   (Address of principal executive offices)                (Zip Code)

  Registrant's telephone number, including area code:      (610) 359-2000
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                               Not applicable
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       (Former name or former address, if changed since last report)


Item 7.  Financial Statements and Exhibits
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         99.1     Press Release dated June 18, 1998

         99.2     Press Release dated June 18, 1998


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ARCO CHEMICAL COMPANY


                                            By:  /s/Van Billet
                                                    -----------------------
                                                    Name:   Van Billet
                                                     Title: Vice President and
                                                            Controller


June 22, 1998


                                                                Exhibit 99.1

FOR RELEASE:  Immediately


            ARCO CHEMICAL COMMENTS ON WALL STREET JOURNAL STORY

     NEWTOWN SQUARE, PA, June 18, 1998 -- ARCO Chemical Company (NYSE: RCM) stated this morning in response to a report in the Wall Street Journal that it is in negotiation with respect to an offer from Lyondell Petrochemical Company (NYSE: LYO) to acquire all the outstanding stock of the Company through a tender offer and merger. The Company's Board of Directors is meeting today to consider the matter.

     ARCO Chemical is a leading worldwide manufacturer and marketer of propylene oxide and derivatives and other intermediate chemicals. Its products are used in a wide range of consumer and industrial goods, including automotive components, cushioning, paints and coatings, plastics, home furnishings, engine coolants, and reformulated gasoline.

For further information contact:
     Sallie D. Anderson, Media Relations, (610) 359-5773, or
     Sami Ahmad, Investor Relations, (610) 359-3171


                                                                Exhibit 99.2

FOR RELEASE:  Immediately

                ARCO CHEMICAL'S BOARD OF DIRECTORS APPROVES
                   WITH LYONDELL AGREEMENT PETROCHEMICAL

     NEWTOWN SQUARE, Pa. -- ARCO Chemical Company (NYSE:RCM) announced today that the boards of directors of ARCO Chemical and Lyondell
Petrochemical Company (NYSE:LYO) have approved an agreement under which ARCO Chemical will be acquired by Lyondell Petrochemical.

     To effect the transaction, Lyondell will make an all-cash tender offer of $57.75 per share for all the outstanding shares of ARCO Chemical Company stock. Atlantic Richfield (NYSE:ARC), which currently owns 82.2% of ARCO Chemical, will tender all of its shares. Subject to customary conditions, the transaction could close early in the third quarter.

     "ARCO Chemical's board approved the agreement after concluding that it provides fair value to all of ARCO Chemical's shareholders," said Anthony Fernandes, board chairman.

     "We believe that this agreement capitalizes on the strengths of two premier chemical companies. The acquisition of ARCO Chemical's global leadership positions in propylene oxide and downstream derivatives along with advantage technologies will enable Lyondell to diversify its earnings base and product portfolio while providing a platform for continued domestic and international growth," said Marvin O. Schlanger, President and Chief Executive Officer of ARCO Chemical. "Serving the customers of the new company will continue to be a top priority," Schlanger emphasized.

     The previously announced secondary offering and share buyback transactions, pursuant to which Atlantic Richfield would have reduced its ownership in ARCO Chemical to 50%, have been terminated.

     ARCO Chemical is a leading worldwide manufacturer and marketer of propylene oxide and derivatives and other intermediate chemicals. Its products are used in a wide range of consumer and industrial goods, including automotive components, cushioning, paints and coatings, plastics, home furnishings, engine coolants, and reformulated gasoline.

For further information contact:

     Sallie D. Anderson, Media Relations, (610) 359-5773, or
     Sami Ahmad, Investor Relations, (610) 359-3171